UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 25, 2022
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska			0-33501	92-0175752
________________________ (State or other jurisdiction			_____________ (Commission	_________________ (I.R.S. Employer
of incorporation)			File Number)	Identification No.)

3111 C Street,	Anchorage,	Alaska		99503
___________________________________ (Address of principal executive offices)				___________ (Zip Code)

Registrant’s telephone number, including area code:	907-	562-0062
Not Applicable
___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.126-2 of this chapter).

                                    Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective March 26, 2022, the Compensation Committee of the Board of Directors of Northrim BanCorp, Inc. (the “Company”) and its wholly owned subsidiary, Northrim Bank (the “Bank”) (collectively, the “Employer”) entered into a new employment agreement with Michael G. Huston, President and Chief Lending Officer of the Bank; under which the provisions and terms remain, essentially, the same as Mr. Huston’s employment agreement that was in effect at January 1, 2022, except for certain changes discussed below.

Mr. Huston's title has changed from Executive Vice President and Chief Lending Officer of the Bank to President and Chief Lending Officer of the Bank. Mr. Huston’s new employment agreement provides for an increase in base salary to $332,872. In addition, Mr. Huston will be entitled to receive an annual contribution to the Employer’s supplemental executive retirement plan equal to fifteen percent of his annual base salary.

A copy of Mr. Huston’s new employment agreement is filed herewith as Exhibit 10.1.

Item 8.01 Other Events

On March 25, 2022, the Company announced that Michael G. Huston assumed the role of President of the Bank effective March 26, 2022. Mr. Huston remains as Chief Lending Officer of the Bank. In connection with Mr. Huston’s assumption of the role of President of the Bank, Joseph M. Schierhorn will no longer serve as President of the Bank. Mr. Schierhorn will continue to serve as the Chairman, President & Chief Executive Officer and Chief Operating Officer of the Company and Chairman and Chief Executive Officer of the Bank.

In addition, the Company announced that Amber Zins assumed the role of Executive Vice President, Chief Operating Officer of the Bank effective March 26, 2022. Ms. Zins is replacing Michael A. Martin, who served as the Chief Operating Officer of the Bank until his death on November 11, 2021.

A copy of the press release issued by the Company on March 25, 2022 announcing Mr. Huston’s and Ms. Zins’ appointments is attached as Exhibit 99.1 to this current report of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements – not applicable
(b) Proforma financial information – not applicable
(c) Shell company transactions – not applicable

(d) Exhibit No.	Description

10.1	Employment agreement with Michael G. Huston dated March 26, 2022
99.1	Press Release dated March 25, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

March 25, 2022	By:	/s/ Joseph M. Schierhorn
Name: Joseph M. Schierhorn
Title: President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Employment agreement with Michael G. Huston dated March 26, 2022
99.1	Press Release dated March 25, 2022